UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2006

BRONCO DRILLING COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51471	20-2902156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue, Suite 100 Oklahoma City, OK	73134
(Address of principal executive offices)	(Zip code)

(405) 242-4444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in the Registration Statement on Form S-1 filed by Bronco Drilling Company, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on January 31, 2006, (the “Registration Statement”), on January 18, 2006, pursuant to the terms of an asset purchase agreement dated as of December 16, 2005 (the “Purchase Agreement”), the Company completed the acquisition of six land drilling rigs and certain other assets, including heavy haul trucks and excess rig equipment and inventory, from Big A Drilling, L.C. (“Big A”).

The Company is filing this Current Report on Form 8-K in order to provide the financial statements of Big A Drilling, L.C. and the pro forma financial information for the Company required with respect to the Big A acquisition. Attached as Exhibit 99.1 to this Current Report on Form 8-K are the audited financial statements of Big A Drilling, L.C., as of and for the year ended December 31, 2005. Attached as Exhibit 99.2 to this Current Report on Form 8-K are the pro forma financial statements, which combine the operations of the Company and its consolidated subsidiaries and Big A. The pro forma combined financial statements include a pro forma combined balance sheet as of December 31, 2005 and pro forma combined statements of operations for the year ended December 31, 2005. The accompanying notes to the pro forma combined financial statements reflect pro forma adjustments to remove, from the December 31, 2005 pro forma combined balance sheet, assets of Big A which were not acquired as well as liabilities which were not assumed and the allocation of the purchase price to the assets acquired. The notes also reflect pro forma adjustments to the combined pro forma statements of operations for the year ended December 31, 2005, which assume that the acquisition had occurred on January 1, 2005. Adjustments were made to increase interest and depreciation expense for the effect of the other pro forma adjustments.

ITEM 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Audited financial statements of Big A Drilling, L.C. as of and for the year ended December 31, 2005 are filed herewith as Exhibit 99.1.

(b) Pro forma financial information.

Pro forma combined financial statements, reflecting the Company’s acquisition of the Big A assets, including a pro forma combined balance sheet as of December 31, 2005 and pro forma combined statements of operations for the year ended December 31, 2005, are filed herewith as Exhibit 99.2.

(c) Exhibits

Exhibit Number	Description

99.1*	Audited Financial Statements of Big A Drilling, L.C.

99.2*	Pro Forma Combined Financial Statements of Bronco Drilling Company, Inc.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRONCO DRILLING COMPANY, INC.

By:	/s/ Zachary M. Graves
Zachary M. Graves
Chief Financial Officer

Date: March 31, 2006